[LOGO] M F S(SM)                                          Annual Report
INVESTMENT MANAGEMENT                                    for Year Ended
                                                       January 31, 1997

--------------------------------------------------------------------------------
MFS(R) MUNICIPAL HIGH INCOME FUND
--------------------------------------------------------------------------------




[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 2
Portfolio Manager's Profile ................................................ 4
Fund Facts ................................................................. 5
Performance Summary ........................................................ 5
Portfolio of Investments ................................................... 8
Financial Statements .......................................................21
Notes to Financial Statements ..............................................27
Independent Auditors' Report ...............................................32
Trustees and Officers ......................................................33

    HIGHLIGHTS

    o FOR THE YEAR ENDED JANUARY 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 2.87%, WHILE CLASS B SHARES RETURNED 1.96%.

    o SINCE THE FUND WAS REOPENED TO NEW INVESTORS IN AUGUST, MONEY HAS BEEN COMING INTO THE FUND AT A NET RATE OF APPROXIMATELY $10 MILLION PER MONTH, A COMFORTABLE PLAN THAT HAS LET US KEEP UP WITH SUPPLY.

    o THE SECOND HALF OF 1996 BROUGHT A HEFTY SUPPLY OF NEW ISSUES, AS A STRONG AND RELATIVELY STABLE ECONOMY GAVE MANY NEW ISSUERS ACCESS TO THE HIGH-INCOME MARKET.

    o AN IMPROVING ECONOMY HAS ALSO BENEFITED MANY LOCAL AND STATE GOVERNMENTS, GIVING THEM INCREASED SALES AND INCOME TAX REVENUES, WHICH HAS HELPED THEIR BALANCE SHEETS AND THEIR ABILITY TO MEET DEBT PAYMENTS.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

  In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, while comments by Federal Reserve Chairman Alan Greenspan in late 1996 and in February of this year created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, of higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President
    February 12, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Cynthia M. Brown]
    Cynthia M. Brown

For the year ended January 31, 1997, Class A shares of the Fund provided a total return of 2.87%, while Class B shares returned 1.96%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 3.84% return for the Lehman Brothers Municipal Bond Index (the Lehman Index). While the Fund underperformed the Lehman Index over the same period, it is important to note that this is an unmanaged index of investment-grade municipal bonds rated "Baa" or higher, while the Fund primarily invests in lower-quality municipal issues rated "Baa" or below or which are unrated.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE?

A. The lower-rated securities in which we invest have high coupon rates relative to the market. This is consistent with the Fund's investment objective of providing a high level of current tax-exempt income through generally lower-rated or unrated securities. However, while these securities are generally less price sensitive in a volatile interest rate environment and provide less price fluctuation during these periods, in a falling interest rate environment this coupon structure could cause the Fund's performance to lag somewhat.

Q. IN GENERAL, HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OVER THE PAST YEAR?

A. Volatility was very high because of concerns over inflation, and the market continued to receive conflicting economic signals while hoping to find some direction, either up or down. At the beginning of 1996, interest rates on long-term Treasuries hovered at around 6%, then climbed as high as 7.20% before declining to 6.50% by the end of the year. Meanwhile, demand for tax-exempt funds was anemic because of concerns over the many different flat-tax proposals spun prior to the election. Although major tax-reform talk has faded from the front pages of the newspapers, investor interest in tax-exempt fixed-income products has not been renewed. The fixed-income markets in general are competing with the strong returns of the equity market.

Q. AND WHAT ABOUT THE MUNICIPAL HIGH-INCOME ENVIRONMENT? HAS IT SEEN ANY MAJOR DEVELOPMENTS?

A. The second half of the year brought a hefty supply of new issues, which is why the Fund was reopened to new investors. A strong and relatively stable economy helped give many of these new issues access to the high-income market because of their financial viability in this economic environment.

Q. WE HAD A FEW HIGHLY PUBLICIZED MUNICIPAL DEFAULTS A FEW YEARS AGO. WHAT'S THE DEFAULT PICTURE LOOK LIKE NOW?

A. The cities of Miami and Washington, D.C. remain in difficult financial straits and the outcome for these cities is still uncertain at this time. However, with the overall improvement in the economy, many local and state budgets have seen the benefits of increased sales and income tax revenues. As a result, several issuers have improved their balance sheets, as well as their ability to meet their debt payments. For example, airline and airport debt is more highly valued today due to strong earnings and increased passenger load.

Q. YOU MENTIONED THAT THE FUND WAS REOPENED TO NEW INVESTORS. THIS HAPPENED ON AUGUST 5, 1996. WHY WAS THE FUND REOPENED AND WHY DID YOU DECIDE TO OPEN IT AT THAT PARTICULAR TIME?

A. The supply of what we regard as bonds that are appropriate to our objective had increased and could be purchased without dilution to existing shareholders. We believe the Fund benefits from an injection of new money because it helps us to be a continual participant in new issues and to stay involved in this market.

Q. SINCE THEN, HAS THE NEW MONEY BEEN COMING IN AT A COMFORTABLE PACE, RELATIVE TO THE INVESTMENT OPPORTUNITIES AVAILABLE?

A. Money has been coming into the Fund at a net rate of approximately $10 million per month. This has been a very comfortable flow and has let us keep up with supply, even though the fourth quarter of 1996 was the heaviest period for new issues on record.

Q. WOULD YOU CONSIDER CLOSING THE FUND AGAIN?

A. If the amount of new money coming into the Fund exceeds what we believe are the number of suitable investments available for us to purchase, we would consider closing the Fund again. We might also consider closing the Fund if interest rates were to drop very dramatically and very quickly -- which we see as very unlikely -- thereby having a dilutive effect on the Fund's income.

Q. HAVE SOME SEGMENTS OF THE HIGH-YIELD BOND MARKETS PERFORMED AS WELL AS OR BETTER THAN YOU EXPECTED?

A. The corporate-backed bonds in the portfolio, such as those issued by the airline industry, have done very well. However, we will monitor our corporate-backed holdings in the event of any sustained economic slowdown. We believe we are late into the economic expansion cycle and that profits for many corporations have peaked. At the same time, single-family mortgage revenue bonds have held up very well against the bond market's volatility. Because of the zigzagging of interest rates, mortgage pre-payments have been low, keeping the risk of calls, or early redemptions, down as well.

Q. NOW, WHAT ABOUT SOME SEGMENTS OF THIS MARKET, OR PARTICULAR HOLDINGS, THAT MAY NOT HAVE PERFORMED AS WELL AS YOU EXPECTED?

A. The one area would be the paper industry. Despite the good economy, paper prices started to decline toward the end of 1995 and have yet to rebound. This has been one of the longest periods of depressed paper prices in recent history. One of our holdings, Maryland Energy Financing Administration Solid Waste Disposal, has been affected by this sustained downturn in paper prices. We expect paper prices to remain soft through 1997, which is one reason we cut our exposure to this industry by 50% in 1996.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET OR ECONOMIC ENVIRONMENT, PARTICULARLY AS IT RELATES TO THE FUND, AND HOW ARE YOU POSITIONING THE FUND TO TRY AND TAKE ADVANTAGE OF THOSE CHANGES?

A. Because of investor worries about inflation, higher-yielding, higher-coupon bonds have been in great demand, thereby causing spreads, or yield differentials, to narrow relative to investment-grade bonds. We will continue to monitor this spread relationship and will avoid situations where we do not believe we are being adequately compensated for any added risk resulting from the narrowing of spreads.

Respectfully,

/s/ Cynthia M. Brown
    Cynthia M. Brown
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   CYNTHIA M. BROWN BEGAN HER CAREER AT MFS IN 1984 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF BOSTON UNIVERSITY, SHE WAS NAMED INVESTMENT OFFICER IN 1986, ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1994. IN ADDITION TO MANAGING MFS(R) MUNICIPAL HIGH INCOME FUND, SHE OVERSEES MFS(R) MUNICIPAL INCOME TRUST. MS. BROWN IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS GROUP.

FUND FACTS

STRATEGY:                  THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE HIGH
                           CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES BY
                           INVESTING PRIMARILY IN DEBT SECURITIES, THE INTEREST
                           ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     FEBRUARY 24, 1984

SIZE:                      $1.1 BILLION IN NET ASSETS AS OF JANUARY 31, 1997


PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Municipal High Income Fund-Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended January 31, 1997)

               MFS                 Lehman         Consumer
               Municipal           Brothers       Price
               High Income         Municipal      Index -
Date           Fund - Class A      Bond Index     U.S.
----           --------------      ----------     --------
2/92            9525.0             10000.0        10000.0
1/93           10384.0             10983.0        10326.0
1/94           11339.0             12330.0        10587.0
1/95           11221.0             11891.0        10883.0
1/96           12783.0             13681.0        11174.0
1/97           13151.0             14207.0        11484.0


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period Ended January 31, 1997)

               MFS                 Lehman         Consumer
               Municipal           Brothers       Price
               High Income         Municipal      Index -
Date           Fund - Class A      Bond Index     U.S.
----           --------------      ----------     --------
2/87            9523.0             10000.0        10000.0
1/89           10406.0             10888.0        11078.0
1/91           11787.0             12102.0        13076.0
1/93           14179.0             12821.0        15928.0
1/95           15322.0             13513.0        17245.0
1/97           17956.0             14259.0        20603.0

AVERAGE ANNUAL TOTAL RETURNS
                                                                           1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class A)
  including 4.75% sales charge                                             -1.96%         +3.37%         +5.63%         +6.13%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class A)
  at net asset value                                                       +2.87%         +5.07%         +6.66%         +6.65%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class B) with CDSC                         -1.87%         +3.15%         +5.65%         +6.29%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class B) without CDSC                      +1.96%         +4.02%         +5.95%         +6.29%
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index+                                      +3.84%         +4.83%         +7.28%         +7.50%
--------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*+                                                     +2.77%         +2.75%         +2.81%         +3.61%
--------------------------------------------------------------------------------------------------------------------------------
*The Consumer Price Index measures the cost of living (inflation) and is published by the U.S. Bureau of Labor Statistics.
+Source: CDA/Wiesenberger.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class B shares, have higher annual fees and expenses than Class A shares.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class A share performance, which is included within the Class B share performance, including the CDSC, has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares. Class B share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

LARGEST SECTORS

Municipal Bonds          98.0%
Short Term Obligations    1.8%
Other                     0.2%


   TAX FORM SUMMARY

   In January 1997, a Tax Form Summary was mailed to shareholders reporting the federal tax status of all distributions paid during the calendar year 1996.

   For federal income tax purposes, approximately 99.2% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1997, is designated as an exempt-interest dividend.

PORTFOLIO OF INVESTMENTS - January 31, 1997

Municipal Bonds - 98.0%
----------------------------------------------------------------------------------------------
                                                          Principal Amount
Issuer                                                       (000 Omitted)               Value
----------------------------------------------------------------------------------------------
General Obligation - 2.3%
  Cook County, IL, (Markham), 9s, 2012                            $  2,685      $    2,865,029
  Jefferson County, OH, 7.125s, 2019                                 8,660           9,142,882
  New York City, NY, 6.125s, 2025                                    5,000           4,931,050
  New York City, NY, 6.875s, 2003                                    1,000           1,078,090
  New York City, NY, 7.1s, 2011                                      1,000           1,075,080
  New York City, NY, 7s, 2022                                        1,700           1,854,700
  Texas Veteran Housing Assistance Program, 7s, 2025                 1,330           1,411,968
  Virgin Islands Public Financing Authority, 7.25s, 2018             2,000           2,126,220
  West Warwick, RI, 7.3s, 2008                                         200             211,428
  West Warwick, RI, 7.45s, 2013                                        570             591,301
                                                                                --------------
                                                                                $   25,287,748
----------------------------------------------------------------------------------------------
State and Local Appropriation - 0.6%
  District of Columbia, Certificates of Participation,
    7.3s, 2013                                                    $  2,500      $    2,585,975
  South Tucson, AZ, Municipal Property Corp., 8.75s, 2010              865             932,928
  Troy, NY, Certificates of Participation,
    Recreational Facilities Rev., 9.75s, 2010*(+)                    2,715             271,500
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 1997                                         70              70,380
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 1998                                         75              76,659
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 1999                                         80              82,204
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2000                                         85              87,357
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2001                                         95              97,336
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2002                                        115             117,574
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2003                                        130             132,291
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2004                                        150             152,663
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2005                                        165             167,534
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2010                                        235             238,027
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2011                                        250             252,603
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2013                                        290             292,305
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2015                                        335             337,663
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2016                                        360             362,862
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2017                                        390             393,100
                                                                                --------------
                                                                                $    6,650,961
----------------------------------------------------------------------------------------------
Airlines - 7.1%
  Chicago, IL, O'Hare International Airport, Special
    Facilites Rev. (United Airlines), 8.5s, 2018                  $  4,500      $    4,929,615
  Chicago, IL, O'Hare International Airport, Special
    Facilites Rev. (United Airlines), 8.4s, 2018                     2,680           2,904,129
  Chicago, IL, O'Hare International Airport, Special
    Facilites Rev. (United Airlines), 8.85s, 2018                    5,965           6,710,088
  Cleveland, OH, Airport Special Facilities Rev.
    (United Airlines), 9s, 2019                                      9,120           9,899,304
  Dallas-Fort Worth, TX, International Airport
    Facility Improvement Corp. (Delta), 7.625s, 2021                 4,500           4,863,600
  Denver, CO, City & County Airport Rev.
    (United Airlines), 6.875s, 2032                                  7,130           7,361,725
  Hillsborough County, FL, Aviation Authority Rev.
    (USAir), 8.6s, 2022                                              4,255           4,639,141
  Kenton County, KY, Airport Board Special
    Facilities (Delta Airlines), 7.5s, 2020                         16,570          17,892,783
  Tulsa, OK, Municipal Airport Trust Rev.
    (American Airlines), 7.6s, 2030                                 14,210          15,252,730
  Tulsa, OK, Municipal Airport Trust Rev.
    (American Airlines), 7.375s, 2020                                4,000           4,252,920
                                                                                --------------
                                                                                $   78,706,035
----------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.8%
  Denver, CO, City & County Airport Rev., 8.75s, 2023             $  5,770      $    6,808,715
  Denver, CO, City & County Airport Rev., 8.5s, 2023                 2,950           3,374,210
  Denver, CO, City & County Airport Rev., 8s, 2025                   1,140           1,284,449
  Denver, CO, City & County Airport Rev., 8.875s, 2012               5,000           5,926,450
  Denver, CO, City & County Airport Rev., 7.75s, 2021                2,050           2,263,918
                                                                                --------------
                                                                                $   19,657,742
----------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 7.5%
  Clark County, NV (Nevada Power), FGIC, 6.7s, 2022               $  4,000      $    4,226,400
  Midland, MI, Environmental Development Authority,
    9.5s, 2009                                                       4,500           4,908,645
  Montana Board of Investment Resources Recovery
    Rev. (Yellowstone Energy), 7s, 2019                             10,495          10,188,021
  Municipal Electric Authority, GA, Project #1,
    0s, AMBAC, 7.903s, 2022(++)                                      9,900          10,173,042
  New Jersey Economic Development Authority
    (Vineland Cogeneration), 7.875s, 2019                            3,000           3,237,570
  New York Research and Development Authority,
    Electrical Facilities Rev. (Consolidated
    Edison), AMBAC, 7.5s, 2026                                       4,750           5,130,997
  New York Research and Development Authority,
    Electrical Facilities Rev. (Long Island
    Lighting), 7.15s, 2022                                           6,050           6,487,052
  New York Research and Development Authority,
    Electrical Facilities Rev. (Long Island
    Lighting), 7.15s, 2019                                           1,650           1,769,196
  Ohio Water Development Pollution Control Rev.
    (Cleveland Electric), 8s, 2023                                   4,700           5,093,813
  Palm Beach County, FL, Solid Waste Development,
    6.95s, 2022                                                      7,650           6,528,663
  Palm Beach County, FL, Solid Waste Development,
    6.85s, 2014                                                      3,000           2,593,290
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.6s, 2019                   5,000           4,924,400
  Pittsylvania County, VA, Industrial Development
    Authority, 7.55s, 2019                                          10,000          10,427,600
  Southern California Public Power Authority,
    Transmission Project Rev., RIBS, 7.812s, 2012(++)                1,350           1,404,932
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 9s, 2015                            2,500           2,770,725
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 8s, 2024                            4,000           4,287,120
                                                                                --------------
                                                                                $   84,151,466
----------------------------------------------------------------------------------------------
Health Care Revenue - 16.1%
  Arkansas Development Finance Authority, Economic
    Development Rev., 10.8s, 2018                                 $    955      $      996,886
  Bell County, TX, Health Facilities Authority
    (Kings Daughters Hospital), 9.25s, 2008                          1,200           1,307,352
  Bell County, TX, Health Facilities Authority
    (Living Tech), 10.5s, 2018                                       2,870           2,296,000
  Bell County, TX, Health Facilities Authority
    (Living Tech), 10.5s, 2018                                       2,365           1,892,000
  Berlin, MD, Hospital Rev. (Atlantic General
    Hospital), 8.375s, 2022                                          1,360           1,407,002
  Brevard County, FL, Health Facilities Authority
    (Beverly Enterprises), 10s, 2010                                 1,350           1,493,383
  Cambria County, PA, Industrial Development
    Authority (Beverly Enterprises), 10s, 2012                       1,140           1,427,098
  Cheneyville, LA, Westside Habilitation Center,
    8.375s, 2013                                                     6,300           6,381,396
  Chester County, PA, Industrial Development
    Authority (RHA/PA Nursing Home, Inc.), 10.125s, 2019             1,958           2,034,186
  Colorado Health Facilities Authority Rev.
    (Gericare/Denver), 10.5s, 2019*                                  5,000           3,443,750
  Colorado Health Retirement Facilities (Liberty
    Heights), 0s, 2024                                              29,295           4,613,084
  Colorado Health Retirement Facilities (Liberty
    Heights), 0s, 2022                                               6,850           1,234,233
  Connecticut Health & Educational Facilities
    (Johnson Evergreen), 8.5s, 2014                                  1,350           1,444,932
  Daphne, AL, Special Care Facilities Financing
    Authority (Westminster Village), 8.25s, 2026+                   12,500          10,821,625
  District of Columbia, Hospital Rev. (Hospital for
    Sick Children), 8.875s, 2021                                       960           1,021,613
  District of Columbia, Hospital Rev. (Washington
    Hospital), 7.125s, 2019                                          1,750           1,819,370
  Doylestown, PA, Hospital Authority (Doylestown
    Hospital), 7.2s, 2023                                            2,200           2,266,968
  Fairfax, Fauquier & Loudoun Counties, VA, Health
    Center Commission, Nursing Home Rev., 9s, 2020                   1,885           1,972,916
  Grand Junction, CO, Hospital Rev. (Community
    Hospital), 6.9s, 2017                                            2,900           2,684,617
  Hobbs County, NM, Health Facilities Rev.
    (Nemecal Associates), 9.625s, 2014                               1,725           1,821,289
  Illinois Health Facilities Rev. (Memorial
    Hospital-Woodstock), 7.25s, 2022                                 1,500           1,580,535
  Jacksonville, FL, Health Facilities Authority
    (National Benevolent), 7s, 2022                                  1,000           1,043,850
  Jacksonville, FL, Industrial Development Rev.
    (Beverly Enterprises), 0s, 9.75s, 2011                             945           1,028,992
  Jefferson County, KY, Health Facilities Rev.
    (Beverly Enterprises), 10.125s, 2008                             2,200           2,393,424
  Jenks Township, PA, Municipal Authority Rev.,
    8s, 2018                                                         4,545           4,514,503
  Kansas City, MO, Industrial Development Authority,
    Retirement Facilities (Kingswood), 9s, 2013                      5,250           5,717,460
  Lee County, FL, Industrial Development Authority
    (Beverly Enterprises), 10s, 2010                                   900           1,006,218
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                       1,428             538,735
  Luzerne County, PA, Industrial Development
    Authority (Beverly Enterprises), 10.125s, 2008                   1,275           1,402,143
  Martin County, FL, Industrial Development
    Authority (Beverly Enterprises), 9.8s, 2010                      2,750           2,995,135
  Massachusetts Health & Education Facilities
    Authority (Fairview Extended Care Facility),
    10.25s, 2021                                                     3,000           3,391,080
  Massachusetts Health & Education Facilities
    Authority (St. Memorial Medical Center), 6s, 2023                5,640           4,757,848
  Massachusetts Health & Education Facilities
    Authority Rev. (St. Anne's Hospital), 9.375s, 2014               5,000           4,981,350
  Massachusetts Industrial Finance Agency (GF
    Revere), 8.875s, 2025                                            7,780           8,138,813
  Massachusetts Industrial Finance Agency
    (Glenmeadow Retirement Community), 8.375s, 2018                  2,300           2,281,761
  Massachusetts Industrial Finance Agency
    (Glenmeadow Retirement Community), 8.625s, 2026                  3,520           3,534,608
  Massachusetts Industrial Finance Agency (Martha's
    Vineyard Long-Term Care Facility), 9.25s, 2022*                  3,410           2,412,575
  Michigan Strategic Fund Ltd., Obligation Rev.
    (River Valley Recovery Center), 12.875s, 2015                    1,020           1,049,951
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020                     2,480           2,625,998
  Nebraska Investment Finance Authority (Centennial
    Park), 10.5s, 2016                                               2,200           2,276,934
  New Hampshire Industrial Development Authority
    (Tall Pines), 11.25s, 2016                                       2,400           2,603,976
  New Jersey Economic Development Authority
    (Burnt Tavern Convalescent Center), 9s, 2013                     1,700           1,799,059
  New Jersey Economic Development Authority
    (Courthouse Convalescent Center), 8.7s, 2014                     1,350           1,420,159
  New Jersey Economic Development Authority
    (Geriatric Medical Services), 9.625s, 2004                         470             525,234
  New Jersey Economic Development Authority
    (Geriatric Medical Services), 9.625s, 2022                       1,350           1,493,357
  New Jersey Economic Development Authority
    (Gerimed), 10.5s, 2020                                           3,000           3,199,110
  New Jersey Economic Development Authority
    (Greenwood Health Care), 9.75s, 2011                             3,035           3,141,286
  New Jersey Economic Development Authority
    (Wanaque Convalescent Center), 8.5s, 2009                          700             720,818
  New Jersey Economic Development Authority
    (Wanaque Convalescent Center), 8.6s, 2011                        1,000           1,029,630
  North Carolina Medical Care Commission, Hospital
    Rev. (Valdese General Hospital), 8.75s, 2016                     1,905           2,141,449
  North Central, TX, Health Facilities Development
    Corp. (Baylor University Medical Center),
    9.968s, 2016(++)                                                 4,300           5,180,253
  Okaloosa County, FL, Retirement Rental Housing
    Rev. (Beverly Enterprises), 10.75s, 2003                         2,715           2,858,433
  Osceola County, FL, Industrial Development Rev.,
    Community Pooled Loan, 7.75s, 2017                               2,700           2,773,413
  Portsmouth, VA, Industrial Development Authority
    (Beverly Enterprises), 0s, 10s, 2011                             2,020           2,273,348
  Reedley, CA, Certificates of Participation, 7.5s, 2026             5,500           5,492,300
  Rochester, MN, Health Care Facilities Rev.
    (Mayo Medical Foundation), FIRS, 8.176s, 2021(S)                 2,000           2,039,640
  San Francisco, CA, City & County (Coventry Park),
    8.5s, 2026                                                       9,435           9,360,558
  Santa Fe, NM, Industrial Development Rev.
    (Casa Real Nursing Home), 9.75s, 2013                            1,860           1,986,908
  Seminole County, FL, Industrial Development
    Authority (Friendly Village), 10s, 2011                            855             882,300
  St. Charles County, MO, Industrial Development
    Authority (Garden View Care Center), 10s, 2016                   1,740           1,770,711
  St. Petersburg, FL, Health Facilities Rev.
    (Swanholm Nursing), 10s, 2022                                    1,525           1,728,755
  Suffolk County, NY, Industrial Development Agency
    (APPLE), 9.75s, 2015                                             3,680           3,128,000
  Tyler, TX, Health Facilities Development Corp.
    (Park Place), 8.5s, 2018                                         4,815           4,824,293
  Vincennes, IN, Economic Development Authority
    (Lodge of the Wabash), 12.5s, 2015                               2,025           1,984,500
  Waterford Township, MI, Economic Development Rev.
    (Canterbury Health Care), 8.375s, 2023                           3,100           3,268,640
  Westerville, OH, Industrial Development Rev.
    (1st Mortgage Health Care), 10s, 2008                              515             524,749
  Wilkins Area, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                 1,100           1,239,810
                                                                                --------------
                                                                                $  179,442,302
----------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 17.7%
  Baltimore County, MD, Pollution Control
    (Bethlehem Steel), 7.55s, 2017                                $  1,000      $    1,058,430
  Burns Habor, IN, Solid Waste Disposal Facilities,
    8s, 2024                                                        10,455          11,408,078
  Butler, AL, Industrial Developement, 8s, 2028                      4,500           5,046,165
  Cambria County, PA, Industrial Development
    Authority (Beverly Enterprises), 7.5s, 2015                      2,950           3,115,731
  Courtland , AL, Industrial Development Board Solid
    Waste, 6.375s, 2029                                              7,500           7,492,425
  Dayton, OH, Special Facilities Rev, 12.5s, 2009                      950           1,069,339
  DeQueen, AR, Industrial Development Board
    (Weyerhaeuser Co.), 9s, 2006                                     1,000           1,022,380
  Eastern Band of Cherokee Indian Community, NC,
    (Carolina Mirror Co.), 10.25s, 2009+                             3,270           3,269,248
  Eastern Band of Cherokee Indian Community, NC,
    (Carolina Mirror Co.), 11s, 2012+                                  950             949,820
  Florence County, SC, Industrial Development Rev.
    (Stone Container), 7.375s, 2007                                  2,840           2,963,994
  Hernando County, FL, Industrial Development Rev.
    (Florida Crushed Stone), 8.5s, 2014                              8,555           9,493,569
  Hodge Village , LA, Utilities Rev., 9s, 2010                       6,800           7,336,316
  Hunt County, TX, Industrial Development Rev.
    (Household Manufacturing), 10.236s, 2003                         6,000           6,022,320
  Indiana Development Finance Authority, 7.25s, 2011                10,000          10,443,400
  Lawrenceburg, TN, Industrial Development Board
    (Tridon), 9.625s, 2006                                           2,800           2,926,196
  Maine Finance Authority (Bowater), 7.75s, 2022                     8,500           9,286,760
  Massachusetts Industrial Financing Agency, Solid
    Waste Disposal Rev. (Molten Metal Technology),
    8.25s, 2014                                                      4,000           4,255,280
  McMinn County, TN, Industrial Development Board
    (Bowater), 7.4s, 2022                                            7,000           7,531,370
  Mesa County, CO, (Joy Technologies), 8.5s, 2006                    1,350           1,483,623
  New Hampshire Business Authority Sewer & Solid
    Waste Disposal (Crown Paper), 7.875s, 2026                       3,000           3,150,270
  New Jersey Economic Development Authority Rev.,
    8.4s, 2015                                                       4,000           4,163,440
  New Jersey Economic Development Authority Rev.,
    8.6s, 2017                                                       8,000           8,324,240
  Ohio Solid Waste Rev. (Republic Engineered Steel),
    9s, 2021                                                         8,000           8,140,000
  Ohio Solid Waste Rev. (Republic Engineered Steel),
    8.25s, 2014                                                      7,000           7,052,500
  Owyhee County, ID, Industrial Development Rev.,
    8.25s, 2002                                                      4,000           4,228,080
  Perry County, KY, Solid Waste Disposal Resources
    (TJ International), 7s, 2024                                    11,000          11,374,440
  Philadelphia, PA, Industrial Development Rev.,
    7.75s, 2017                                                      2,000           2,120,400
  Port New Orleans, LA, Industrial Development,
    Refunding Continental Grain Company Project,
    6.5s, 2017                                                       5,000           4,995,300
  Port of New Orleans, LA (Avondale Industries),
    8.5s, 2014                                                      23,050          26,572,962
  Port of New Orleans, LA (Continental Grain), 7.5s, 2013            2,000           2,137,860
  Riverdale, IL, Enviromental Improvement Rev.
    (Acme Metals), 7.9s, 2024                                        2,500           2,612,325
  Sweetwater County, WY, Solid Waste Disposal Rev.,
    7s, 2024                                                         2,000           2,119,840
  Sweetwater County, WY, Solid Waste Disposal Rev.,
    6.9s, 2024                                                       3,000           3,162,150
  Texas Special Alliance Airport Authority
    (Federal Express), 6.375s, 2021                                  3,000           3,009,990
  Walton, GA, Industrial Development Rev.
    (Ultima Rubber Products), 10s, 2010                              4,405           4,679,520
  Wierton, WV, Pollution Control Rev. (Weirton
    Steel), 8.625s, 2014                                             3,630           3,767,976
                                                                                --------------
                                                                                $  197,785,737
----------------------------------------------------------------------------------------------
Insured Health Care Revenue - 2.0%
  Clermont County, OH, Hospital Facilities Rev.
    (Mercy Health Systems), AMBAC, 9.641s, 2021(++)               $  1,300      $    1,481,675
  Desert Hospital District, CA, Insured Hospital Rev.
    (Desert Hospital Corp.), 8.904s, 2020(++)                        4,000           4,258,240
  Illinois Health Facilities Authority Rev. (Sisters
    of Mercy), 0s, MBIA, 9.567s, 2015(++)                            5,200           5,972,616
  Montana Health Facility Authority (Deaconess
    Hospital), AMBAC, RIBS, 9.367s, 2016(++)                         4,000           4,430,560
  North Central, TX, Health Facilities Development
    Corp. (Presbytarian Health Care Systems), MBIA,
    9.595s, 2021(++)                                                 4,000           4,738,360
  Salt Lake City, UT, Hospital Rev. (Intermountain
    Health Care), 0s, AMBAC, 9.718s, 2020(++)                        1,250           1,418,687
                                                                                --------------
                                                                                $   22,300,138
----------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.1%
  Alexandria, VA, Redevelopment & Housing Finance
    Authority (Jefferson Village Apartments), 9s, 2018            $  2,000      $    2,056,840
  Dallas, TX, Housing Finance Corp., 8.5s, 2011                      3,245           3,339,851
  Florida Multi-Family Housing Finance Agency Rev.
    (Center Court Apartments), 8.5s, 2018                            2,000           2,029,760
  Florida Multi-Family Housing Finance Agency Rev.
    (South Lake Apartments), 8.7s, 2021                              3,500           3,247,475
  Maplewood, RI, Housing Development Corp.
    (Terrace Apartments), 6.9s, 2025                                 4,020           4,158,730
  Massachusetts Housing Finance Agency, 8.5s, 2020                      15              15,304
  Memphis, TN, Health, Education & Housing
    Facilities Board (Wesley Highland Terrace),
    12.75s, 2015++                                                   6,300           5,355,000
  Texas Housing & Community Board (Harbors &
    Plumtree), 10s, 2026                                             1,775           1,771,415
  Virginia Housing & Development Authority, Multi-
    Family, 0s, 2017                                                 6,530           1,130,604
                                                                                --------------
                                                                                $   23,104,979
----------------------------------------------------------------------------------------------
Refunded - 13.7%
  Austin, TX, Utilities System Rev., 10.75s, 2015                 $  1,780      $    2,115,281
  Daphne, AL, Special Care Facilities Financing
    Authority (1st Mortgage Rev.), 0s, 2028                         89,975          48,025,056
  Daphne, AL, Special Care Facilities Financing
    Authority (2nd Mortgage Rev.), 0s, 2028                          4,500           2,401,920
  Daphne, AL, Special Care Facilities Financing
    Authority (Presbyterian), 0s, 2018                              48,475           7,299,365
  Fairfax County, VA, Redevelopment & Housing
    Authority (Little River Glen), 8.95s, 2020                       2,020           2,077,065
  Hannibal, MO, Industrial Development Authority
    (Hannibal Regional Healthcare), 9.5s, 2022+                      3,000           3,735,870
  Illinois Development Finance Authority, Retirement
    Housing (Regency Park), 0s, 2025                                 7,550           1,111,511
  Maine Health & Higher Education Facilities
    Authority (St. Mary's General Hospital), 8.625s, 2022            5,140           5,747,908
  Massachusetts Industrial Finance Agency, Tunnel
    Rev. (Mass. Turnpike), 9s, 2020                                 11,045          12,889,736
  Meridian, MI, Economic Development Corp.
    (Burcham Hills), 9.625s, 2019                                    2,360           2,488,313
  Mesa County, CO, Residual Rev., 0s, 2012                          25,125           8,015,880
  Mississippi Hospital Equipment & Facilities
    Authority Rev. (Rush Medical Foundation), 8.75s, 2016            2,800           3,170,496
  New Lenox, IL, Community Park District, 8.25s, 2014                4,205           5,122,825
  New York Local Government Assistance Corp., 7s, 2021                 800             889,880
  Prince William County,VA, Industrial Development
    Authority, Residential Care, 10s, 2022                           3,500           4,350,990
  South Carolina Public Service Authority (Santee
    Coop), 7.1s, 2021                                                2,000           2,242,740
  Spirit Lake, IA, Industrial Development Rev.
    (Crystal Tips, Inc.), 0s, 2016                                   3,973           5,356,700
  Telluride, CO, Real Estate Transfer Assessment,
    11.5s, 2012                                                      3,685           5,756,965
  Texas Turnpike Authority (Houston Ship Channel
    Bridge), 0s, 12.625s, 2020                                      21,090          29,186,240
  Washington Public Power Supply System Rev.
    (Nuclear Project #1), 14.375s, 2001                              1,000           1,233,040
                                                                                --------------
                                                                                $  153,217,781
----------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.3%
  Denver, CO, Urban Renewal Tax (Musicland), 8.5s, 2017           $    950      $      947,521
  Denver, CO, Urban Renewal Tax Increment (Downtown
    Denver), 7.25s, 2017                                             1,250           1,316,125
  Denver, CO, Urban Renewal Tax Increment (Downtown
    Denver), 8.5s, 2013                                              1,380           1,376,398
                                                                                --------------
                                                                                $    3,640,044
----------------------------------------------------------------------------------------------
Single-Family Housing Revenue - 7.2%
  Arkansas Housing Development Agency, Residential
    Mortgage Rev., 0s, 2015                                       $  9,150      $    1,297,287
  Berkeley, Brookes, & Fayette Counties, WV, Single
    Family Mortgage Rev., MBIA, 0s, 2016                            22,285           2,679,994
  California Housing Finance Authority Rev., 7.4s, 2026             14,285          15,086,103
  California Housing Finance Authority Rev., 0s, 2023               12,950           1,701,241
  Chicago, IL, Capital Appreciation, Single Family
    Mortgage Rev., 0s, 2017                                         11,980           1,246,998
  Colorado Housing Finance Authority, 8s, 2016                       3,000           3,038,790
  Cook County, IL, Single Family Housing Rev., 0s, 2015              3,550             469,417
  Corpus Christi, TX, Housing Finance Corp., MBIA,
    0s, 2011                                                         3,395             825,596
  Delaware Single Family Housing Authority Rev.,
    6.75s, 2024                                                      2,715           2,813,202
  Denver, CO, Single Family Mortgage Rev., 0s, 2015                  1,185             133,692
  East Baton Rouge, LA, Capital Appreciation Rev.,
    0s, 2010                                                        15,140           3,454,040
  El Paso, TX, Housing Finance Corp., Single Family
    Mortgage Rev., 8.75s, 2011                                         845             911,459
  Florida Housing Finance Agency Rev. (South Lake
    Apartments), 0s, 2012                                              230              46,984
  Florida Housing Finance Agency Rev., 0s, 2016                     10,800           1,544,292
  Georgia Housing & Finance Authority Rev., 0s, 2031                84,705           6,859,411
  Harris County, TX, Housing Finance Corp., 9.875s, 2014               715             715,565
  Jefferson County, CO, Single Family Mortgage Rev.,
    MBIA, 8.875s, 2013                                                 390             412,710
  Jefferson County, TX, Housing Finance Corp.,
    Single Family Mortgage Rev., MBIA, 0s, 2015                      4,710             630,057
  Maine Housing Authority, Mortgage Purchase Rev.,
    8.2s, 2019                                                         755             774,335
  Maine Housing Authority, Mortgage Purchase Rev.,
    8.2s, 2022                                                       5,980           6,133,148
  Mississippi Home Corp., Single Family Senior
    Housing Rev., 9.25s, 2012                                          235             252,155
  Nevada Housing Division, Single Family Mortgage
    Rev., 0s, 2015                                                   3,119             493,191
  New Castle County, DE, Single Family Mortgage Rev.,
    0s, 2016                                                         1,330             177,422
  New Hampshire Housing Finance Authority, Single
    Family Mortgage Rev., 8.5s, 2014                                 3,730           3,890,017
  New Hampshire Housing Finance Authority, Single
    Family Mortgage Rev., 0s, 2011                                      95              20,873
  New Mexico Mortgage Finance Authority, Single
    Family Mortgage Rev., 6.9s, 2024                                 3,120           3,238,186
  North Dakota Housing Finance Agency, 6.8s, 2023                      950             982,404
  North Dakota Single Family Mortgage Rev., 8.3s, 2012                 415             429,189
  Ohio Housing Finance Agency, Single Family
    Mortgage Rev., GNMA, RIBS, 9.922s, 2031(++)                      1,700           1,850,960
  Reno County, KS, Single Family Morgage Rev., 0s, 2014              5,725             780,375
  Texas Housing & Development Agency, Residential
    Mortgage Rev., 8.4s, 2020                                        1,775           1,853,419
  Texas Housing & Development Agency, Single Family
    Mortgage Rev., 8.2s, 2016                                          725             743,314
  Utah Housing Finance Agency, Single Family
    Mortgage Rev., 0s, 2016                                          3,835             522,488
  Vermont Housing Finance Agency, Single Family Home
    Mortgage Purchase, 8.1s, 2022                                    1,510           1,570,793
  Virginia Housing & Development Authority, 7.125s,
    2022                                                             9,505           9,846,039
  Wisconsin Housing & Economic Development
    Authority, Home Ownership Rev., 2016                             1,985             284,192
  Wisconsin Housing & Economic Development
    Authority, Home Ownership Rev., RIBS, 10.209s, 2022(++)          2,150           2,280,527
                                                                                --------------
                                                                                $   79,989,865
----------------------------------------------------------------------------------------------
Solid Waste Revenue - 5.0%
  Maryland Energy Financing Administration
    (Solid Waste), 9s, 2016                                       $ 28,300      $   15,848,000
  Massachusetts Industrial Finance Agency (Solid
    Waste Disposal), 12s, 2016                                       3,600             540,000
  Michigan Strategic Fund. Ltd. Obligation Rev.
    (Blue Water Fiber), 8s, 2012                                     2,000           1,450,000
  Pennsylvania Economic Development Finance
    Authority, 9.25s, 2022                                          25,000          22,634,500
  Port Walla Walla, WA, Solid Waste Recycling Rev.
    (Ponderosa Fibres), 9.125s, 2026                                17,000          15,511,310
                                                                                --------------
                                                                                $   55,983,810
----------------------------------------------------------------------------------------------
Special Assessment District - 0.2%
  Indianapolis, IN, Public Improvement Bond Rev.,
    6.5s, 2022                                                    $  2,000      $    2,028,960
----------------------------------------------------------------------------------------------
Student Loan Revenue - 1.0%
  Arizona Student Loan Acquisition Authority, "C",
    7.625s, 2010                                                  $  4,610      $    5,089,716
  Arizona Student Loan Acquisition Authority, "D",
    7.25s, 2010                                                      2,970           3,081,583
  Pennsylvania Higher Education Assistance Agency,
    RIBS, AMBAC, 8.462s, 2022(++)                                    2,700           2,686,419
                                                                                --------------
                                                                                $   10,857,718
----------------------------------------------------------------------------------------------
Turnpike Revenue - 9.6%
  Arapahoe County, CO, Capital Improvement
    (Highway Rev.), 0s, 2015                                      $ 76,375      $   22,070,084
  Arapahoe County, CO, Capital Improvement
    (Highway Rev.), 0s, 2026                                       105,000          12,837,300
  Florida Mid-Bay Bridge Authority Rev., 8.5s, 2022                  2,500           2,782,425
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2022                                    30,835           6,445,132
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2018                                    44,190          12,002,888
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2021                                    25,000           5,565,250
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2023                                     5,765           1,131,439
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2024                                    72,045          13,275,732
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2030                                    14,935           1,854,329
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 1s, 2013                                 5,000           3,272,750
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2007                                 4,000           2,091,360
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2008                                 5,400           2,630,664
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2028                                13,450           1,558,721
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2001                                 9,100           7,155,694
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2011                                13,400           5,285,228
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2005                                 1,500             900,675
  Telluride, CO, Real Estate Transfer Assessment Rev.,
    9s, 2016                                                         2,510           2,441,226
  Telluride, CO, Real Estate Transfer Assessment
    Rev., 11.5s, 2012                                                2,315           2,736,052
  West Virginia Parkways, Economic Development &
    Tourism Authority, RIBS, FGIC, 7.829s, 2019(++)                  1,200           1,187,400
                                                                                --------------
                                                                                $  107,224,349
----------------------------------------------------------------------------------------------
Universities - 1.0%
  Islip, NY, Community Developoment Agency
    (New York Institiute of Technology), 7.5s, 2026               $  6,000      $    6,115,620
  Massachusetts Industrial Finance Agency (Curry
    College), 8s, 2014                                               1,480           1,501,712
  Massachusetts Industrial Financing Agency
    (Emerson College), 8.9s, 2018                                    3,000           3,294,540
                                                                                --------------
                                                                                $   10,911,872
----------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 0.2%
  Detroit, MI, Sewage Disposal Rev., FGIC, 7.695s, 2023(++)       $  2,000      $    1,902,000
----------------------------------------------------------------------------------------------
Other - 2.6%
  Brush, CO, Industrial Development Rev. (Priority
    Training Centers), 12s, 2015                                  $  4,615      $    5,112,820
  Brush, CO, Industrial Development Rev. (Training
    Centers International), 12s, 2015                                4,349           4,818,127
  Danville, VA, Industrial Development Authority
    Rev. (Piedmont Mall), 8s, 2017                                   8,280           8,274,369
  District of Columbia (National Public Radio),
    7.7s, 2023                                                       3,500           3,635,555
  Harris County, TX, Cultural Education Facility,
    9.25s, 2023                                                         70              67,912
  Martha's Vineyard, MA, Land Bank (Land
    Acquisition), 8.125s, 2011                                       2,900           2,979,634
  Massachusetts Health & Education Facilities
    Authority (Learning Center for Deaf Children),
    9.25s, 2014                                                        900             955,152
  St. Louis County, MO, Industrial Development
    Authority (Eagle Golf Enterprises), 10s, 2005                    2,200           2,420,814
  St. Louis County, MO, Industrial Development
    Authority (Keil Center Arena), 7.875s, 2024                      1,000           1,072,370
                                                                                --------------
                                                                                $   29,336,753
----------------------------------------------------------------------------------------------

Short-Term Obligations - 1.8%
----------------------------------------------------------------------------------------------
  Burke County, GA, Development Authority Pollution
    Rev. (Bethlehem Steel), due 1997                              $  1,200      $    1,200,000
  Harris County, TX, Health Facilities Hospital, due 1997              100             100,000
  Harris County, TX, Industrial Development Corp.
    (Exxon), due 1997                                                  300             300,000
  Jackson County, MS, Pollution Control Rev.
    (Chevron), due 1997                                              2,600           2,600,000
  Lincoln County, WY, "A" (Exxon), due 1997                            200             200,000
  Lincoln County, WY, "B" (Exxon), due 1997                          1,000           1,000,000
  Lincoln County, WY, "D" (Exxon), due 1997                            200             200,000
  Lincoln County, WY, Pollution Control Rev., due 1997                 500             500,000
  Massachusetts State Health & Education Facility,
    due 1997                                                         2,500           2,500,000
  New York City, NY, City Municipal Finance Authority,
    due 1997                                                           800             800,000
  New York City, NY, City Municipal Water Finance
    Authority, due 1997                                              2,400           2,400,000
  Uinta County, WY, Pollution Control Rev., due 1997                 8,150           8,150,000
----------------------------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $19,950,000)                     $   19,950,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,064,738,280)                             $1,112,130,260

Other Assets, Less Liabilities - 0.2%                                                2,018,257
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $1,114,148,517
----------------------------------------------------------------------------------------------
   *Non-income producing security - in default.
 (S)Indexed security.
 (+)Security valued by or at the direction of the Trustees.
(++)Inverse floating rate security.
   +Restricted security.
  ++Security accruing partial interest - in default.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------------------
January 31, 1997
------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,064,738,280)                   $1,112,130,260
  Cash                                                                              39,399
  Receivable for investments sold                                                2,528,689
  Receivable for Fund shares sold                                                5,927,230
  Interest receivable                                                           15,876,194
  Other assets                                                                      11,653
                                                                            --------------
    Total assets                                                            $1,136,513,425
                                                                            ==============
Liabilities:
  Distributions payable                                                     $    3,808,069
  Payable for investments purchased                                             13,039,959
  Payable for Fund shares reacquired                                             1,631,343
  Payable to affiliates -
    Management fee                                                                  19,551
    Distribution fee                                                                 2,568
    Shareholder servicing agent fee                                                  3,947
  Accrued expenses and other liabilities                                         3,859,471
                                                                            --------------
      Total liabilities                                                     $   22,364,908
                                                                            --------------
Net assets                                                                  $1,114,148,517
                                                                            ==============
Net assets consist of:
  Paid-in capital                                                           $1,197,896,807
  Unrealized appreciation on investments                                        47,391,980
  Accumulated net realized loss on investments                                (131,758,565)
  Accumulated undistributed net investment income                                  618,295
                                                                            --------------
      Total                                                                 $1,114,148,517
                                                                            ==============
Shares of beneficial interest outstanding                                    127,560,211
                                                                             ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $988,177,785 / 113,148,629 shares of beneficial
    interest outstanding)                                                       $8.73
                                                                                =====
  Offering price per share (100 / 95.25 of net asset value per share)           $9.17
                                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $125,970,732 / 14,411,582 shares of beneficial
    interest outstanding)                                                       $8.74
                                                                                =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
---------------------------------------------------------------------------------
Year Ended January 31, 1997
---------------------------------------------------------------------------------
Net investment income:
  Interest income -                                                  $ 83,622,285
                                                                     ------------
  Expenses -
    Management fee                                                   $  7,154,011
    Trustees' compensation                                                 60,901
    Shareholder servicing agent fee (Class A)                           1,202,653
    Shareholder servicing agent fee (Class B)                             175,755
    Shareholder servicing agent fee (Common)                              121,510
    Distribution and service fee (Class B)                                773,776
    Custodian fee                                                         373,204
    Workout Expenditures                                                  184,400
    Postage                                                               117,318
    Printing                                                               69,300
    Auditing fees                                                          36,000
    Legal fees                                                             27,533
    Miscellaneous                                                         446,559
                                                                     ------------
      Total expenses                                                 $ 10,742,920
    Fees paid indirectly                                                 (137,496)
                                                                     ------------
      Net expenses                                                   $ 10,605,424
                                                                     ------------
        Net investment income                                        $ 73,016,861
                                                                     ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment transactions   $(22,959,311)
  Change in unrealized depreciation on investments                    (20,906,221)
                                                                     ------------
      Net realized and unrealized loss on investments                $(43,865,532)
                                                                     ------------
        Increase in net assets from operations                       $ 29,151,329
                                                                     ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
Year Ended January 31,                                              1997               1996
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $    73,016,861    $    71,045,295
  Net realized loss on investments                            (22,959,311)       (24,859,595)
  Net unrealized gain (loss) on investments                   (20,906,221)        88,864,128
                                                          ---------------    ---------------
      Increase in net assets from operations              $    29,151,329    $   135,049,828
                                                          ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $   (70,123,751)   $   (69,946,556)
  From net investment income (Class B)                         (5,579,841)        (4,150,972)
                                                          ---------------    ---------------
      Total distributions declared to shareholders        $   (75,703,592)   $   (74,097,528)
                                                          ---------------    ---------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                        $   205,275,625    $   158,313,624
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                              27,979,659         27,605,848
  Cost of shares reacquired                                  (159,393,535)      (135,750,588)
                                                          ---------------    ---------------
    Increase in net assets from Fund share transactions   $    73,861,749    $    50,168,884
                                                          ---------------    ---------------
      Total increase in net assets                        $    27,309,486    $   111,121,184
Net assets:
  At beginning of year                                      1,086,839,031        975,717,847
                                                          ---------------    ---------------
  At end of year (including undistributed net
    investment income of $319,135 and $3,005,866,
    respectively)                                         $ 1,114,148,517    $ 1,086,839,031
                                                          ===============    ===============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                1997             1996           1995           1994           1993           1992
-----------------------------------------------------------------------------------------------------------------------
                                   Class A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                         $ 9.12           $ 8.60         $ 9.38         $ 9.26         $ 9.22         $ 9.09
                                    ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income             $ 0.61           $ 0.61         $ 0.64         $ 0.77         $ 0.73         $ 0.73
  Net realized and
    unrealized gain (loss)
    on investments                   (0.36)            0.59          (0.75)          0.05           0.06           0.17
                                    ------           ------         ------         ------         ------         ------
      Total from investment
        operations                  $ 0.25           $ 1.20         $(0.11)        $ 0.82         $ 0.79         $ 0.90
                                    ------           ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income        $(0.64)          $(0.68)        $(0.67)        $(0.70)        $(0.75)        $(0.77)
  From net realized gain on
    investments                       --               --             --             --             --             --
  From paid-in capital                --               --             --             --             --             --
                                    ------           ------         ------         ------         ------         ------
      Total distributions
        declared to
        shareholders                $(0.64)          $(0.68)        $(0.67)        $(0.70)        $(0.75)        $(0.77)
                                    ------           ------         ------         ------         ------         ------
Net asset value - end of period     $ 8.73           $ 9.12         $ 8.60         $ 9.38         $ 9.26         $ 9.22
                                    ======           ======         ======         ======         ======         ======
Total return(+)                      2.87%           13.92%        (1.04)%          9.19%          9.02%         10.34%
Ratios (to average net assets)/Supplemental data:
  Expenses##                         0.93%            0.93%          1.04%          1.10%          1.00%          1.03%
  Net investment income              6.96%            6.83%          7.27%          7.15%          7.95%          7.96%
Portfolio turnover                     17%              20%            32%            18%            10%            21%
Net assets at end of period
  (000 omitted)                   $988,178       $1,009,031       $920,043       $809,957       $731,968       $648,043

  #Per share data for the periods subsequent to January 31, 1995 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
   October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
Year Ended January 31,                                    1991           1990           1989           1988
-----------------------------------------------------------------------------------------------------------
                                                       Class A
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 9.45         $ 9.55         $ 9.68         $10.38
                                                        ------         ------         ------         ------
Income from investment operations -
  Net investment income                                 $ 0.74         $ 0.85         $ 0.88         $ 0.84
  Net realized and unrealized gain (loss) on
    investments                                          (0.32)         (0.09)         (0.12)         (0.67)
                                                        ------         ------         ------         ------
      Total from investment operations                  $ 0.42         $ 0.76         $ 0.76         $ 0.17
                                                        ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                            $(0.78)        $(0.81)        $(0.82)        $(0.84)
  From net realized gain on investments                   --            (0.04)         (0.07)         (0.03)
  From paid-in capital                                    --            (0.01)          --             --
                                                        ------         ------         ------         ------
      Total distributions declared to
        shareholders                                    $(0.78)        $(0.86)        $(0.89)        $(0.87)
                                                        ------         ------         ------         ------
Net asset value - end of period                         $ 9.09         $ 9.45         $ 9.55         $ 9.68
                                                        ======         ======         ======         ======
Total return(+)                                          4.65%          8.24%          8.32%          1.87%
Ratios (to average net assets)/Supplemental data:
  Expenses                                               1.05%          1.02%          0.65%          1.03%
  Net investment income                                  8.17%          8.90%          9.27%          8.54%
Portfolio turnover                                         41%            21%            23%            16%
Net assets at end of period (000 omitted)             $638,185       $485,037       $325,044       $349,655

(+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
Year Ended January 31,                                    1997           1996           1995           1994*
-----------------------------------------------------------------------------------------------------------
                                                       Class B
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 9.12         $ 8.60         $ 9.38         $ 9.40
                                                        ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                 $ 0.52         $ 0.52         $ 0.57         $ 0.32
  Net realized and unrealized gain (loss) on
    investments                                          (0.35)          0.59          (0.78)         (0.14)
                                                        ------         ------         ------         ------
      Total from investment operations                  $ 0.17         $ 1.11         $(0.21)        $ 0.18
                                                        ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                            $(0.55)        $(0.59)        $(0.57)        $(0.20)
                                                        ------         ------         ------         ------
      Total distributions declared to
        shareholders                                    $(0.55)        $(0.59)        $(0.57)        $(0.20)
                                                        ------         ------         ------         ------
Net asset value - end of period                         $ 8.74         $ 9.12         $ 8.60         $ 9.38
                                                        ======         ======         ======         ======
Total return                                             1.96%         12.78%        (2.13)%          1.89%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.86%          1.91%          2.10%          2.04%+
  Net investment income                                  6.00%          5.84%          6.32%          5.43%+
Portfolio turnover                                         17%            20%            32%            18%
Net assets at end of period (000 omitted)             $125,971        $77,808        $55,675             $1

 *For the period from the commencement of offering of Class B shares, September 7, 1993 to January 31, 1994.
 #Per share data for the periods subsequent to January 31, 1995 is based on average shares outstanding.
 +Annualized.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal High Income Fund (the Fund) is a non-diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund may invests up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended January 31, 1997, accumulated undistributed net investment income was increased by $299,160, accumulated net realized loss on investments was decreased by $77,637, and paid in capital was decreased by $376,797, due to differences between book and tax accounting for pension expense, defaulted bonds, and market discount. This change had no effect on the net assets or net asset value per share. At January 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $125,591,055, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 1998 ($1,041,407), January 31, 1999 ($2,433,909), January 31, 2000 ($4,786,449),
January 31, 2001 ($5,199,093), January 31, 2002 ($28,166,887), January 31, 2003
($27,178,217), January 31, 2004 ($30,637,034) and January 31, 2005
($26,148,057).

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.30% of average daily net assets and 4.75% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,011 for the year ended January 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $667,359 for the year ended January 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the sale of Class B shares, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. Fees incurred under the distribution plans during the year ended January 31, 1997 were 0.90% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 1997 were $23,523 and $190,546 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $226,617,363 and $176,781,600, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,064,738,660
                                                               ==============
Gross unrealized appreciation                                  $   80,197,008
Gross unrealized depreciation                                     (32,805,408)
                                                               --------------
    Net unrealized appreciation                                $   47,391,600
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                 Year Ended January 31, 1997           Year Ended January 31, 1996
                                 ----------------------------------    ----------------------------------
                                         Shares              Amount            Shares              Amount
-------------------------------------------------------------------    ----------------------------------
Shares sold                          16,594,610       $ 145,833,348        15,092,575       $ 134,162,658
Shares issued to shareholders in
 reinvestment of distributions        2,943,909          25,881,400         2,921,213          25,867,385
Shares reacquired                   (17,043,700)       (149,563,593)      (14,380,028)       (128,112,173)
                                     ----------       -------------        ----------       -------------
    Net increase                      2,494,819       $  22,151,155         3,633,760       $  31,917,870
                                     ==========       =============        ==========       =============

Class B Shares
                                 Year Ended January 31, 1997           Year Ended January 31, 1996
                                 ----------------------------------    ----------------------------------
                                         Shares              Amount            Shares              Amount
-------------------------------------------------------------------    ----------------------------------
Shares sold                           6,763,017       $  59,442,277         2,715,689       $  24,150,966
Shares issued to shareholders in
 reinvestment of distributions          238,469           2,098,259           196,030           1,738,463
Shares reacquired                    (1,121,560)         (9,829,942)         (856,621)         (7,638,415)
                                     ----------       -------------        ----------       -------------
    Net increase                      5,879,926       $  51,710,594         2,055,098       $  18,251,014
                                     ==========       =============        ==========       =============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended January 31, 1997 was $11,010.

(7) Restricted Securities
The Fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 1997, the Fund owned the following restricted securities (constituting 1.69% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                Date of
Description                                 Acquisition       Par Amount             Cost            Value
----------------------------------------------------------------------------------------------------------
Daphne, AL, Special Care Facilities
 Financing Authority, 8.25s, 2026              10/28/88      $12,500,000      $12,504,655      $10,821,625
Eastern Band Cherokee Indian
 Community, NC, 10.25s, 2009                   11/25/86        3,270,000        3,366,458        3,269,248
Eastern Band Cherokee Indian
 Community, NC, 11s, 2012                      09/19/86          950,000          862,500          949,820
Hannibal, MO, Industrial Development
 Authority, 9.5s, 2022                         03/23/92        3,000,000        2,971,113        3,735,870
                                                                                               -----------
                                                                                               $18,776,563
                                                                                               ===========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust III and Shareholders of MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund, including the schedule of portfolio investments, as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the seven years in the period ending January 31, 1994 for Class A shares, and for the period September 7, 1993 (commencement of operation) to January 31, 1994 for Class B shares, were audited by other auditors whose report dated March 16, 1994 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
March 7, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MUNICIPAL HIGH INCOME FUND

TRUSTEES                                          AUDITORS
A. Keith Brodkin* - Chairman and President        Ernst & Young LLP

Richard B. Bailey* - Private Investor;            INVESTOR INFORMATION
Former Chairman and Director (until 1991),        For MFS stock and bond market outlooks, call
Massachusetts Financial Services Company;         toll free: 1-800-637-4458 anytime from a
Director, Cambridge Bancorp; Director,            touch-tone telephone.
Cambridge Trust Company
                                                  For information on MFS mutual funds, call
Peter G. Harwood - Private Investor               your financial adviser or, for an information
                                                  kit, call toll free: 1-800-637-2929 any
J. Atwood Ives - Chairman and Chief               business day from 9 a.m. to 5 p.m. Eastern
Executive Officer, Eastern Enterprises            time (or leave a message anytime).

Lawrence T. Perera - Partner,                     INVESTOR SERVICE
Hemenway & Barnes                                 MFS Service Center, Inc.
                                                  P.O. Box 2281
William J. Poorvu- Adjunct Professor,             Boston, MA 02107-9906
Harvard University Graduate School of
Business Administration                           For general information, call toll free:
                                                  1-800-225-2606 any business day from
Charles W. Schmidt - Private Investor             8 a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive Vice          For service to speech- or hearing-impaired,
President, Director and Secretary,                call toll free: 1-800-637-6576 any business
Massachusetts Financial Services Company          day from 9 a.m. to 5 p.m. Eastern time. To
                                                  use this service, your phone must be equipped
Jeffrey L. Shames* - President and Director,      with a Telecommunications Device for the Deaf.
Massachusetts Financial Services Company
                                                  For share prices, account balances, and
Elaine R. Smith - Independent Consultant          exchanges, call toll free: 1-800-MFS-TALK
                                                  (1-800-637-8255) anytime from a touch-tone
David B. Stone - Chairman, North American         telephone.
Management Corp. (investment advisers)
                                                  WORLD WIDE WEB
INVESTMENT ADVISER                                www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Cynthia M. Brown*
                                                   [DALBAR       For the third year in a row,
TREASURER                                           LOGO]         MFS earned a #1 ranking in
W. Thomas London*                                 TOP RATED      DALBAR, Inc. Broker/Dealer
                                                   SERVICE      Survey, Main Office Operations
ASSISTANT TREASURER                                            Service Quality Category. The
James O. Yost*                                    firm achieved a 3.48 overall score on a
                                                  scale of 1 to 4 in the 1996 survey. A total
SECRETARY                                         of 110 firms responded, offering input on the
Stephen E. Cavan*                                 quality of service they received from 29
                                                  mutual fund companies nationwide. The survey
ASSISTANT SECRETARY                               contained questions about service quality in
James R. Bordewick, Jr.*                          15 categories, including "knowledge of phone
                                                  service contacts," "accuracy of transaction
CUSTODIAN                                         processing," and "overall ease of doing
State Street Bank and Trust Company               business with the firm."

*Affiliated with the Investment Adviser

                                                             -------------
MFS(R) MUNICIPAL               [DALBAR LOGO: #1              BULK RATE
HIGH INCOME FUND                TOP RATED SERVICE]           U.S. POSTAGE
                                                             PAID
                                                             PERMIT #55638
                                                             BOSTON, MA
                                                             -------------


500 Boylston Street
Boston, MA 02116


[LOGO] M F S(SM)
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)





                                                       MHI-2 3/97 93M 18/218/318

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116